EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

         We consent to the incorporation by reference in the registration statement on Form S-8 of E*twoMedia.com of our report dated April 1999 on our audit of the consolidated financial statements of E*twoMedia.com as of and for the year ended December 31, 1998, which report is included in the Annual Report on Form 10-K.

Date: March 13, 2000                            Nelson Mayoka & Co.
      -----------------
                                             By: /s/ Mark Mayoka
                                                -------------------
                                                Mark Mayoka